EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER OF MADISON VENTURES INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Madison Ventures Inc. for the quarter ended September 30, 2015, the undersigned, Gene Gregorio, President of Madison Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 fairly presents, in all material respects, the financial condition and results of operations of Madison Ventures Inc.

Date: November 18, 2015	By:	/s/ Gene Gregorio
Gene Gregorio
President, Secretary, and Treasurer
(principal executive officer, principal financial officer, and principal accounting officer)